Item 1: Report to Shareholders

Summit Municipal Intermediate Fund	April 30, 2006

The views and opinions in this report were current as of April 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Bond returns were mostly lackluster in the six-month period ended April 30, 2006. High-yield securities appreciated, but the performance of higher-quality securities was subdued because of rising interest rates amid solid economic growth. During the first half of our fiscal year, bond prices fell and yields rose across almost all maturities as the Federal Reserve gradually lifted the federal funds target rate to 4.75%. Tax-free municipal bond returns surpassed those of their taxable counterparts, led by long-term and lower-quality securities. The Summit Municipal Funds extended their favorable long-term performance records and surpassed their benchmarks during our reporting period.

ECONOMY AND INTEREST RATES

The economy accelerated at the beginning of 2006, expanding at a robust annualized rate of 4.8% in the first quarter (according to initial estimates) versus a sluggish 1.7% in the final quarter of 2005 following last year’s hurricane assault on the Gulf Coast. Manufacturing activity was sturdy, business and consumer spending patterns appeared to be healthy, and the unemployment rate dipped to 4.7%. In addition, the red-hot housing market has been cooling off, and inflation, despite elevated commodity prices, remained generally contained.

Nevertheless, central bank officials believe that stronger-than-expected economic growth and a renewed increase in energy costs have the potential to push inflation higher. In response, the Federal Reserve—now led by Ben Bernanke following Alan Greenspan’s retirement at the end of January—raised the federal funds target rate in the last six months from 3.75% to 4.75%, a level the short-term benchmark has not seen in more than four years. After our reporting period, the Fed increased the target rate to 5.00% on May 10. The central bank has now lifted the target rate 16 times in just under two years.

Municipal money market yields rose with the fed funds rate in the last six months. Intermediate-term rates increased to a lesser extent and long-term rates were little changed. As a result, the yield difference across the maturity spectrum narrowed. In the first half of our fiscal year, municipal bonds did better than their taxable counterparts: the Lehman Brothers Municipal Bond Index returned 1.56% versus 0.56% for the Lehman Brothers U.S. Aggregate Index.

In recent months, there have been growing signs that the Fed may soon stop—at least temporarily—increasing short-term interest rates. According to the minutes for the Fed’s late-March monetary policy meeting, many central bank officials believed “that the end of the tightening process was likely to be near, and some expressed concerns about the dangers of tightening too much, given the lags in the effects of policy.” In addition, Fed Chairman Bernanke in late April testified to Congress that central bank officials, while reviewing new economic data, may “at some point…decide to take no action at one or more meetings.”

MUNICIPAL MARKET NEWS

New municipal borrowing in the first four months of 2006 totaled more than $98 billion, but this was approximately 25% lower than in the same period last year, according to The Bond Buyer. Refunding issuance fell even more dramatically—by more than 50%—as the pool of issues that could be refunded at lower interest rates began to evaporate. Demand from individual investors and mutual funds, as well as from institutional investors, hedge funds, and various nontraditional buyers of municipals, was steady, which supported the municipal market in the face of rising rates. Overall credit quality remained good, as state governments continued to amass tax revenues stemming from a strong economy.

Lower-quality bonds outperformed investment-grade issues, as they have for most of the last two years. In fact, high-yield debt and, to a lesser extent, bonds rated BBB—the lowest tier of the investment-grade universe—trounced higher-quality issues in the first quarter. Hospital and industrial and pollution control revenue bonds fared well, while general obligations and other high-quality sectors posted more modest returns.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund

Your fund returned 1.33% in the first half of our fiscal year and 2.41% for the 12-month period ended April 30, 2006. As shown in the Performance Comparison table, the fund topped its Lipper benchmark in both periods.

The fund’s record relative to its competitors over the last decade has been excellent. Lipper ranked the fund in the top 7% of the Lipper tax-exempt money market funds universe for the five-year period ended March 31, 2006. The fund was also ranked in the top 9% for the 10-year period and the top 11% for the one- and three-year periods ended March 31, 2006. (Based on cumulative total return, Lipper ranked the Summit Municipal Money Market Fund 12 out of 114, 11 out of 104, 6 out of 93, and 7 out of 80 funds for the 1-, 3-, 5-, and 10-year periods ended March 31, 2006, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Money market yields rose in the last six months, responding to further tightening by the Federal Reserve. Since our last report to you, the fund’s seven-day simple dividend yield increased from 2.28% to 3.14%. Extending a pattern we have discussed previously, the money markets continued to underestimate the full implications of Fed policy intent; instead, we see money market rates rising incrementally and only in response to actual Fed rate increases.

In the past six months, yields on longer maturities in both the taxable and tax-exempt markets rose in tandem: the one-year LIBOR, a taxable benchmark (see Glossary), increased 61 basis points to 5.33%, while one-year municipal notes advanced 60 basis points to 3.70%. (One basis point equals 0.01%.) Similarly, overnight and seven-day variable rates rose approximately 55 to 60 basis points, averaging 3.00% to 3.10% during our reporting period. The combination of higher rates and the continuing favorable tax relationship between municipal and taxable securities resulted in record asset levels in the municipal money market.

In general, the overall investment environment has provided few incentives to invest in money market securities that mature beyond the next Fed meeting. In response, our strategy in the last six months was to focus on exploiting those few buying opportunities that resulted from temporary supply/demand imbalances. As year-end 2005 approached and in the wake of April 15 tax-related outflows, we took advantage of attractive yields on somewhat longer-dated maturities, resulting in the portfolio’s weighted average maturity (WAM) averaging about 15 days longer than that of our peer group. This strategy helped dampen some of the downside yield volatility associated with our variable rate holdings (which represent about 60% of the portfolio) while leaving us nimble enough to benefit from rising rates.

Looking forward, we see a number of challenges. The Fed has more work to do, but future rate increases may be more irregular than in the past two years. Within the municipal market, the strong economy is generating higher tax receipts for state and local governments, reducing the need for short-term borrowing in June and July. Meanwhile, money fund yields are poised to move higher, suggesting that demand for short-term securities will remain high.

Summit Municipal Intermediate Fund

Your fund returned 1.37% in the first half of our fiscal year and 1.56% for the 12-month period ended April 30, 2006. As shown in the Performance Comparison table, the fund exceeded its Lipper benchmark in both periods. In the last six months, the fund earned $0.20 dividend income, but its net asset value (NAV) declined $0.05, from $10.81 to $10.76. For the 12-month period, the fund earned $0.39 dividend income, but its NAV dropped $0.22, from $10.98 to $10.76.

The fund’s performance relative to its competitors over the last decade has been very favorable. Lipper ranked the fund in the top 17% of the Lipper intermediate municipal debt funds universe for the 10-year period ended March 31, 2006. Lipper also ranked the fund in the top 20% of the category for the three-year period. (Based on cumulative total return, Lipper ranked the Summit Municipal Intermediate Fund 33 out of 150, 26 out of 131, 19 out of 104, and 12 out of 70 funds for the 1-, 3-, 5-, and 10-year periods ended March 31, 2006, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Returns on intermediate-term municipal bonds have been well below average. The Lipper Intermediate Municipal Debt Funds Average returned a little more than 1% in the last 12 months—a sharp contrast to the 5.36% average annual return for the Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Year Maturity) Index over the 10-year period ended April 30, 2006. On a more positive note, yields are higher than they have been for a few years. In the last six months, two-year rates rose 50 basis points, while 15-year bond yields increased about 15 basis points. (One basis point equals 0.01%.) In light of higher yields and a flatter yield curve, we expect to see improved intermediate-term bond performance going forward.

During our six-month reporting period, our strategy was to keep the portfolio’s duration fairly close to that of the benchmark while occasionally extending it or reducing it opportunistically, depending on our view of the municipal bond market. With shorter-term yields increasing, we shifted some assets from one- to three-year securities. Although Fed tightening may weigh on three-year municipal issues in the near term, we think their attractiveness relative to taxable alternatives will provide reasonable price support if rates should rise. In addition, we are looking for opportunities to sell some of our longer-term securities (which helped our performance) in favor of attractively valued intermediate-term bonds in the 7- to 10-year range, whose yields are not much lower than long-term bonds.

High-yield securities have done very well, and our small allocation helped our results in the last six months. By all measures, high-yield bonds are richly valued, yet we have still found opportunities among life-care, land development, and project finance bonds. We are selectively looking for opportunities to swap lower-quality bonds for higher-quality issues if we believe specific higher-yielding bonds are overvalued. In the investment-grade universe, we continue to like economically sensitive credits such as California, New York, and New York City general obligation bonds because we believe their fundamentals continue to improve.

Summit Municipal Income Fund

Your fund returned 1.84% in the first half of our fiscal year and 2.88% in the 12-month period ended April 30, 2006. As shown in the Performance Comparison table, the fund surpassed its Lipper benchmark in both periods. In the last six months, the fund earned $0.23 dividend income, but its net asset value slipped $0.03, from $10.97 to $10.94. For the 12-month period, the fund earned $0.47 dividend income, which more than offset a $0.15 decline in the NAV.

The fund’s record versus its competitors over the last decade is remarkable. Lipper ranked the fund in the top 4% of the general municipal debt funds category for the 10-year period ended March 31, 2006. Lipper also ranked the fund in the top 8% of the category for the five-year period ended March 31, 2006. (Based on cumulative total return, Lipper ranked the Summit Municipal Income Fund 28 out of 256, 28 out of 249, 16 out of 220, and 5 out of 142 funds for the 1-, 3-, 5-, and 10-year periods ended March 31, 2006, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Since our last report to you, we continued our strategy of underweighting municipal bonds maturing in three to 10 years in favor of shorter-term securities and bonds maturing in 15 to 30 years. This portfolio structure was advantageous for most of our reporting period, though shorter-term issues held up better than longer term in the last couple of months as interest rates rose across the maturity spectrum.

Some of our better-performing holdings in the last six months included life-care bonds, as several holdings were prerefunded to early call dates. Generally, lower-rated credits, including life-care, produced solid returns due to their yield advantage and the narrowing of the yield difference between higher- and lower-quality issues. (Lower-quality bonds usually have higher yields to compensate investors for the additional credit risk.) In light of the current interest rate environment and our preference for greater selectivity among lower-grade bonds, we reduced our exposure to below investment-grade securities in favor of issues rated AAA and A, which we believe represent greater relative value. (Please note that we now use Moody’s, rather than S&P, as the primary source to determine a bond’s credit rating.)

We extended the portfolio’s duration from 5.5 years to 5.9 years in the last six months, which represents a neutral posture relative to our benchmark. New purchases for the portfolio remained defensive in nature, as we continued to target premium coupon bonds trading to their call dates instead of discounted coupon bonds trading to their maturity dates. The former have a shorter effective duration and should be less sensitive to rising interest rates.

Based on indications that the Federal Reserve is nearing the end of its tightening cycle, we have begun to trim our emphasis on long-term bonds in favor of some shorter-term securities that we believe will outperform in the near term. The portfolio’s duration will likely remain close to neutral as we attempt to lock in higher yields offered in the current environment. In addition, we are taking advantage of higher interest rates by selling some lower-yielding holdings to realize capital losses (and purchasing similar, higher-yielding bonds with the sale proceeds) to offset capital gains and increase the fund’s tax efficiency.

OUTLOOK

The cumulative effect of 16 fed funds rate hikes over the last 24 months has slowly worn down the bond market’s resistance to higher yields, especially on the short end of the yield curve. Two-year Treasury yields are now at their highest levels in five years, whereas 30-year yields are not much higher than they were one year ago. When long-term rates were well above short-term rates at the beginning of the Fed’s tightening cycle, we believed long-term bonds offered good value. Now that the Treasury yield curve has flattened, there is more value among shorter-term securities, which offer roughly the same yields as long-term securities but have less interest rate risk.

Given the strong U.S. economy and the potential for at least one more rate increase from the Federal Reserve, bond yields are likely to continue rising modestly, and long-term rates may not be as stable as they have been over the last two years. In addition, today’s currently narrow credit spreads—that is, the difference in yields between bonds of varying credit quality—may widen as investors become less willing to take on risk. The good news is that investors can receive higher levels of tax-free income, especially from short- and intermediate-term municipal bonds. Inflation has remained tame but will be a key driver of interest rates as we wait to see whether wage growth and rising energy prices feed through into the rest of the economy.

With the municipal yield curve maintaining a positive slope—that is, long-term yields remain higher than short-term yields—and supply likely to diminish in 2006, we see good value in municipal bonds relative to taxable bonds. In some cases, high-yield issues are attractive relative to high-quality munis, even though credit spreads are fairly tight. While municipal rates have not risen as much as Treasury rates, municipal bonds are still a desirable fixed-income option for investors in higher tax brackets. In fact, munis—which have performed relatively well as interest rates have risen over the last two years—could continue to outperform Treasuries if rates continue to rise. Regardless of the direction of rates, we will continue to use our proprietary research to uncover the best credit opportunities and selectively invest in attractive income-producing tax-free securities.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

May 17, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

LIBOR: A taxable money market benchmark.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 100.0%		
Alabama 1.3%		
Alabama Federal Highway Fin. Auth., 5.00%, 3/1/08 (1)	1,000	1,023
Health Care Auth. for Baptist Health, 5.00%, 11/15/18	1,000	1,020
Jefferson County Sewer, 5.50%, 2/1/40 (Prerefunded 2/1/11) (2)(3)	1,000	1,083
		3,126
Alaska 1.4%		
Alaska HFC, Single Family Housing, 5.75%, 12/1/11 (4)	485	497
Alaska Int'l. Airport, 5.00%, 10/1/13 (1)(4)	1,000	1,050
Anchorage, GO, 5.00%, 3/1/20 (1)	1,755	1,833
		3,380
Arizona 1.5%		
Arizona HFA, Blood Systems, 5.00%, 4/1/18	645	656
Arizona School Fac. Board, 5.50%, 7/1/13 (Prerefunded 7/1/11) (2)	1,500	1,622
Salt River Agricultural Improvement & Power Dist. 5.25%, 1/1/15	500	534
Tempe IDA, Friendship Village, 5.375%, 12/1/13	750	747
		3,559
Arkansas 0.2%		
Univ. of Arkansas, 5.00%, 11/1/26 (1)	500	516
		516
California 10.1%		
California, Economic Recovery, 5.00%, 7/1/23 (Tender 7/1/07)	1,000	1,014
California, GO, 5.00%, 2/1/10	500	521
California, GO, 5.00%, 2/1/11	750	787
California, GO, 5.00%, 3/1/14	1,000	1,057
California, GO, 5.00%, 11/1/24	700	714
California, Economic Recovery, GO, 5.25%, 1/1/11	1,000	1,062
California, Economic Recovery, GO, 5.25%, 7/1/12	670	720

California, GO, 5.50%, 11/1/33	500	538
California, GO, 6.30%, 10/1/07	1,400	1,450
California Dept. of Water Resources, Power Supply 5.25%, 5/1/09 (1)	1,500	1,570
California Dept. of Water Resources, Power Supply 5.50%, 5/1/11	800	859
California Dept. of Water Resources, Power Supply 5.50%, 5/1/14 (5)	1,250	1,364
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/20	750	773
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/27	750	757
California Housing Fin. Agency, Home Mortgage VRDN (Currently 3.80%) (4)	1,700	1,700
California Public Works Board, Mental Health, Coalinga 5.00%, 6/1/08	1,000	1,025
Capistrano Unified School Dist. No. 90-2, 5.875%, 9/1/23	200	211
Long Beach Harbor, 5.00%, 5/15/18 (1)	1,500	1,580
Napa Valley Community College, 5.00%, 8/1/21 (1)	1,000	1,046
Port of Oakland, 5.00%, 11/1/11 (1)(4)	1,000	1,052
San Diego Unified School Dist., 5.00%, 7/1/16 (1)	3,405	3,640
Univ. of California Regents, 5.00%, 5/15/19 (6)	1,215	1,269
		24,709
Colorado 1.1%		
Colorado HFA, Evangelical Lutheran, 5.00%, 6/1/16	700	716
Colorado HFA, Sisters of Charity of Leavenworth VRDN (Currently 3.80%)	1,900	1,900
		2,616
Connecticut 1.1%		
Connecticut, GO, 5.25%, 6/15/13 (Prerefunded 6/15/09) (2)(3)	1,000	1,051
Mashantucket Western Pequot Tribe, 5.60%, 9/1/09 (7)	200	208
Mashantucket Western Pequot Tribe, 5.70%, 9/1/12 (7)	500	517
Mohegan Tribe Indians, 6.25%, 1/1/31	450	480

Univ. of Connecticut, Student Fee, 5.25%, 11/15/16 (3)	500	538
		2,794
Delaware 0.6%		
Delaware River & Bay Auth., 5.00%, 1/1/21 (1)	1,000	1,044
Sussex County, Cadbury Lewes, 5.90%, 1/1/26	475	484
		1,528
District of Columbia 2.5%		
Metropolitan Washington D.C. Airports Auth. 5.50%, 10/1/08 (1)(4)	1,650	1,711
Metropolitan Washington D.C. Airports Auth. 5.50%, 10/1/12 (3)(4)	1,000	1,078
Metropolitan Washington D.C. Airports Auth. 5.50%, 10/1/18 (1)(4)	1,000	1,060
Metropolitan Washington D.C. Airports Auth. 5.75%, 10/1/19 (3)(4)	1,000	1,073
Washington Metro Area Transit Auth., 5.00%, 1/1/12 (1)	1,000	1,062
		5,984
Florida 6.9%		
Broward County, GO, 5.25%, 1/1/18	500	529
Broward County, Parks & Land Preservation, GO, 5.00%, 1/1/25	1,250	1,296
Fishhawk Community Dev. Dist. II, 5.00%, 11/1/07	50	50
Fishhawk Community Dev. Dist. II, 5.125%, 11/1/09	245	247
Florida Board of Ed., GO, 5.00%, 6/1/08	1,000	1,027
Florida Board of Ed., GO, 5.125%, 6/1/13	1,000	1,046
Florida Dept. of Environmental Protection, 5.25%, 7/1/14 (3)	500	537
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/19	1,615	1,656
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/29 (Tender 11/16/09)	1,000	1,031
Hillsborough County Aviation Auth., 5.25%, 10/1/09 (1)(4)	1,000	1,043
Hillsborough County School Dist., Sales Tax, 5.00%, 10/1/20 (5)	1,000	1,049

Idaho 0.2%		
Nez Perce County, PCR, IDRB, Potlatch Corp., 7.00%, 12/1/14	400	452
		452
Illinois 3.6%		
Chicago, GO, 5.50%, 1/1/09 (1)	500	522
Chicago O'Hare Int'l Airport, 5.00%, 1/1/10 (1)	3,600	3,742
Chicago Water, 5.50%, 11/1/18 (Prerefunded 11/1/11) (2)(5)	500	542
Illinois, GO, 5.50%, 8/1/16 (1)	500	540
Illinois Dev. Fin. Auth., IDRB, Waste Management 5.85%, 2/1/07 (4)	1,165	1,180
Illinois HFA, Edward Health Services, 5.00%, 2/15/09 (5)	500	515
Illinois HFA, Hinsdale Hosp., 7.00%, 11/15/19 (8)	260	272
Illinois HFA, Landing at Plymouth Place, 6.00%, 5/15/25	500	516
Metropolitan Pier & Exposition Auth., McCormick Place Expansion, 5.375%, 12/15/17 (3)	1,000	1,052
		8,881
Indiana 0.5%		
Goshen, Greencroft Obligated Group, 5.20%, 8/15/06	750	752
Saint Joseph County, Holy Cross Village Notre Dame 5.55%, 5/15/19	230	231
Saint Joseph County, Madison Center, 5.25%, 2/15/07	295	297
		1,280
Kansas 0.1%		
Wyandotte County Unified Gov't., 4.75%, 12/1/16	135	136
Wyandotte County Unified Gov't., 5.00%, 12/1/20	215	220
		356
Kentucky 0.2%		
Kenton County Airport Board, Delta Airlines, 7.50%, 2/1/12 (4)	800	560
		560

Louisiana 1.0%		
Hodge Utility, PCR, Stone Container, 7.45%, 3/1/24 (4)	200	224
Lafayette, Public Improvement Sales Tax, 5.00%, 3/1/18 (1)	1,250	1,304
Louisiana, GO, 5.00%, 8/1/18 (1)	950	995
		2,523
Maryland 6.2%		
Anne Arundel County, GO, 5.00%, 3/1/17	2,110	2,238
Baltimore Convention Center Hotel, 5.00%, 9/1/16	400	399
Charles County, GO, 5.00%, 3/1/13	1,810	1,931
Maryland DOT, 5.00%, 5/1/08	2,000	2,052
Maryland Economic Dev. Corp., Aviation Administration 5.50%, 6/1/13 (4)(6)	1,250	1,352
Maryland Economic Dev. Corp., Chesapeake Bay Hyatt 7.625%, 12/1/22	375	401
Maryland Economic Dev. Corp., Chesapeake Bay Hyatt 7.73%, 12/1/27	400	429
Maryland Energy Fin. Administration, Baltimore Wastewater 6.30%, 12/1/10 (4)	250	258
Maryland HHEFA, Lifebridge Health, 5.00%, 7/1/13	2,065	2,156
Maryland HHEFA, Peninsula Regional Medical Center 5.00%, 7/1/19	1,415	1,474
Montgomery County, GO, 5.25%, 10/1/14	1,500	1,614
Northeast Maryland Waste Disposal Auth., Solid Waste 5.50%, 4/1/11 (4)(5)	250	266
Univ. of Maryland, Auxilary Fac. & Tuition, 5.00%, 4/1/09	565	585
		15,155
Massachusetts 1.2%		
Massachusetts, 5.25%, 10/1/22 (Prerefunded 10/1/13) (2)	500	537
Massachusetts, GO, 5.00%, 8/1/10 (5)(8)	75	78
Massachusetts, GO, 5.00%, 8/1/10 (5)	1,425	1,493
Massachusetts Water Pollution Abatement Trust, 6.00%, 8/1/15 (Prerefunded 8/1/09) (2)	190	205

Massachusetts Water Pollution Abatement Trust, 6.00%, 8/1/15	610	657
		2,970
Michigan 2.5%		
Detroit City School Dist., 5.50%, 5/1/18 (Prerefunded 5/1/12) (2)(6)	1,000	1,086
Detroit City School Dist., Building & Site Improvement, GO 5.00%, 5/1/08 (3)	500	512
Michigan Hosp. Fin. Auth., Ascension Health, 5.30%, 11/15/33 (Tender 11/15/06)	1,000	1,008
Michigan Hosp. Fin. Auth., Mercy Health Services 5.00%, 8/15/12 (8)	1,395	1,429
Michigan Municipal Bond Auth., Clean Water, 5.00%, 10/1/22	1,000	1,051
Wayne County Charter Airport, 5.25%, 12/1/11 (1)(4)	1,000	1,035
		6,121
Minnesota 0.4%		
Minneapolis-St. Paul Metropolitan Airport Commission 5.50%, 1/1/17 (3)	1,000	1,060
		1,060
Missouri 0.4%		
Good Shepherd Nursing Home Dist., 5.45%, 8/15/08	260	262
St. Louis Municipal Fin. Corp., City Justice Center 5.375%, 2/15/14 (5)	750	805
		1,067
Nebraska 0.4%		
Univ. of Nebraska Board of Regents, Student Fees 5.00%, 7/1/28	1,000	1,020
		1,020
Nevada 2.6%		
Clark County, GO, 5.50%, 6/1/16 (3)	800	859
Clark County School Dist., GO, 5.00%, 6/15/16 (6)	1,400	1,471

Clark County School Dist., GO, 5.00%, 6/15/19 (3)	3,000	3,148
Clark County, IDRB, PCR, Southwest Gas, 5.80%, 3/1/38 (Tender 3/1/13) (4)	500	532
Nevada Dept. of Business & Industry, Las Ventanas 6.75%, 11/15/23	200	205
		6,215
New Jersey 3.5%		
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 3/1/15	1,000	1,075
New Jersey Economic Dev. Auth., Winchester Gardens 8.625%, 11/1/25 (Prerefunded 11/1/06) (2)	210	219
New Jersey HFFA, Childrens Specialized Hosp., 5.00%, 7/1/12	400	410
New Jersey HFFA, Childrens Specialized Hosp., 5.00%, 7/1/18	400	401
New Jersey HFFA, Saint Clares Hosp., 5.25%, 7/1/14 (1)	1,440	1,550
New Jersey Transportation Trust Fund Auth., 5.25%, 12/15/09 (1)	1,500	1,575
New Jersey Transportation Trust Fund Auth., 5.75%, 6/15/11 (8)	1,000	1,093
New Jersey, TRAN, GO, 4.50%, 6/23/06	2,000	2,002
Salem County Pollution Control Fin. Auth., PCR, PSEG Power 5.75%, 4/1/31 (4)	200	211
		8,536
New Mexico 0.3%		
Sandoval County, IDRB, Intel Corp., 5.00%, 6/1/20	625	647
		647
New York 10.2%		
Albany Parking Auth., 5.25%, 10/15/12	285	296
Dormitory Auth. of the State of New York, Mental Health Services, 5.00%, 2/15/19 (3)	1,500	1,567
Dormitory Auth. of the State of New York, Mount Sinai NYU Health, 5.00%, 7/1/11	400	404
Dormitory Auth. of the State of New York, Nyack Hosp. 6.00%, 7/1/06	55	55

Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/20 (6)	500	523
Dormitory Auth. of the State of New York, State Univ. 5.25%, 7/1/19 (1)	1,200	1,290
New York City, GO, 5.00%, 8/1/14	1,500	1,583
New York City, GO, 5.00%, 4/1/20	2,000	2,070
New York City, GO, 5.00%, 8/1/21	2,050	2,120
New York City, GO, 5.25%, 8/1/11	1,500	1,594
New York City Housing Dev. Corp., HUD Capital Funding Program, 5.00%, 7/1/19 (3)	1,000	1,043
New York City IDA, 7 World Trade Center, 6.25%, 3/1/15	600	629
New York City IDA, Terminal One Group, 5.00%, 1/1/12 (4)	1,775	1,833
New York City IDA, Terminal One Group, 5.50%, 1/1/24 (4)	500	525
New York City IDA, IDRB, American Airlines, 7.625%, 8/1/25 (4)	550	602
New York City Transitional Fin. Auth., 5.00%, 11/1/14	2,000	2,131
New York State Environmental Fac. Corp., New York City Municipal Water Fin. Auth., 6.875%, 6/15/10	50	50
New York State Housing Fin. Agency, 5.85%, 9/15/09	300	308
New York State Mortgage Agency, Single Family 5.80%, 10/1/06 (4)	500	503
Port Auth. of New York & New Jersey, 5.875%, 9/15/15 (3)(4)	1,000	1,018
Tobacco Settlement Fin. Corp., 5.00%, 6/1/07	1,000	1,012
Tobacco Settlement Fin. Corp., 5.50%, 6/1/16	1,500	1,593
Tobacco Settlement Fin. Corp., 5.50%, 6/1/19 (3)	1,330	1,439
TSASC, Tobacco Settlement, 5.75%, 7/15/32 (Prerefunded 7/15/12) (2)	500	550
		24,738
North Carolina 0.6%		
North Carolina Eastern Municipal Power Agency, 6.70%, 1/1/19	700	761
North Carolina Municipal Power Agency #1, Catawba Electric 5.50%, 1/1/13	750	800
		1,561

Ohio 1.4%		
Cuyahoga County Hosp., Cleveland Clinic Obligation Group 6.00%, 1/1/32	1,250	1,373
Dayton, IDRB, Emery Air Freight, 6.05%, 10/1/09	625	666
Ohio Air Quality Dev. Auth., Ohio Edison, 3.35%, 6/1/33 (Tender 6/1/06)	1,250	1,249
		3,288
Oklahoma 0.7%		
Oklahoma Dev. Fin. Auth., Inverness Village, 8.00%, 2/1/32	605	617
Oklahoma Transportation Auth., 5.25%, 1/1/16 (5)	1,000	1,066
		1,683
Oregon 0.4%		
Oregon DOT, 5.50%, 11/15/14 (Prerefunded 11/15/12) (2)	1,000	1,092
		1,092
Pennsylvania 3.2%		
Allegheny County Sanitary Auth., 5.75%, 12/1/16 (Prerefunded 12/1/10) (1)(2)	1,410	1,531
Cumberland County Municipal Auth., Wesley Affiliated Services 7.125%, 1/1/25	400	436
Pennsylvania, GO, 5.00%, 7/1/13 (3)	1,000	1,064
Pennsylvania, GO, 5.75%, 1/15/09	1,000	1,052
Pennsylvania Intergov't. Cooperative Auth., 5.25%, 6/15/13 (3)	750	781
Philadelphia Auth. for Ind. Dev., Paul's Run Retirement Community, 5.85%, 5/15/13	500	511
Philadelphia Auth. for Ind. Dev., Philadelphia Airport 5.25%, 7/1/08 (3)(4)	600	618
Souderton Area School Dist., GO, 5.00%, 11/15/18 (3)	1,700	1,788
		7,781
Puerto Rico 2.4%		
Gov't. Dev. Bank of Puerto Rico, TECP, GO, 4.85%, 10/24/06	550	550
Puerto Rico Electric Power Auth., 5.25%, 7/1/12 (6)	1,000	1,077

Puerto Rico Infrastructure Fin Auth., Excise Taxes 5.50%, 7/1/16 (5)	1,750	1,935
Puerto Rico Public Fin. Corp., 5.50%, 8/1/29 (Prerefunded 2/1/12) (2)	2,000	2,168
		5,730
Rhode Island 0.1%		
Central Falls Detention Fac. Corp., 7.25%, 7/15/35	200	218
		218
South Carolina 2.1%		
Charleston Water & Sewer, 5.125%, 1/1/13	500	535
South Carolina, School Fac., GO, 5.75%, 1/1/08	1,000	1,034
South Carolina Public Service Auth., 5.50%, 1/1/12 (6)	1,000	1,083
South Carolina Transportation Infrastructure Bank 5.50%, 10/1/12 (Prerefunded 10/1/09) (2)(5)	1,000	1,064
South Carolina Transportation Infrastructure Bank 5.50%, 10/1/15 (5)	1,240	1,336
		5,052
Tennessee 2.3%		
Memphis-Shelby County Airport Auth., 6.25%, 2/15/11 (1)(4)	200	219
Metropolitan Nashville & Davidson County HEFB Vanderbilt Univ., 5.00%, 10/1/44 (Tender 4/1/10) (1)	2,000	2,078
Shelby County, Public Improvement, GO, 5.00%, 3/1/11 (6)	2,275	2,399
Tennessee Housing Dev. Agency, Single Family 4.95%, 7/1/10 (4)	420	431
Tennessee Housing Dev. Agency, Single Family 5.05%, 7/1/11 (4)	355	364
		5,491
Texas 12.8%		
Abilene Health Fac. Dev. Corp., Sears Methodist Retirement System Obligation Group, 5.40%, 11/15/09	845	869
Austin, Water & Waste, 5.00%, 5/15/21 (1)	2,000	2,078

Dallas/Fort Worth Airport, 6.10%, 11/1/20 (3)(4)	1,500	1,593
Harris County, GO, 5.00%, 10/1/23	400	412
Harris County Health Fac. Dev. Corp., Texas Childrens Hosp. 5.375%, 10/1/12	800	837
Harris County Health Fac. Dev. Corp., Texas Childrens Hosp. VRDN (Currently 3.82%) (1)	2,500	2,500
Houston, GO, 5.375%, 3/1/12 (Prerefunded 3/1/11) (2)(6)	1,200	1,281
Houston Airport IDRB, Continental Airlines, 6.75%, 7/1/29 (4)	135	137
Houston Independent School Dist., GO, 5.00%, 7/15/20 (6)	1,800	1,878
Houston Water & Sewer, 5.00%, 11/15/16 (6)	1,500	1,587
Houston Water & Sewer, 5.25%, 5/15/22 (6)	1,850	1,954
Lower Colorado River Auth., 5.75%, 5/15/11 (6)	1,370	1,456
North East Independent School Dist., 6.00%, 2/1/16 (Prerefunded 2/1/10) (2)	1,100	1,186
Sabine River Auth., PCR, TXU Energy, 5.50%, 5/1/22 (Tender 11/1/11)	170	180
Sabine River Auth., PCR, TXU Energy, 6.15%, 8/1/22	250	272
San Antonio, 5.50%, 2/1/19 (Prerefunded 2/1/12) (2)	5	5
San Antonio, GO, 5.50%, 2/1/19	495	530
San Antonio Electric & Gas, 5.00%, 2/1/07	1,000	1,010
Tarrant County Health Fac. Dev. Corp., Baylor Health Care 5.375%, 11/15/21	1,000	1,053
Tarrant County Health Fac. Dev. Corp., Texas Health Resources 5.75%, 2/15/10 (1)	500	525
Texas Turnpike Auth., 5.00%, 6/1/08	1,000	1,025
Texas, TRAN, GO, 4.50%, 8/31/06	4,000	4,010
Univ. of Texas, Board of Regents, 5.00%, 8/15/33	1,500	1,532
Univ. of Texas, Board of Regents, 5.25%, 8/15/17	2,950	3,151
		31,061

Virgin Islands 0.4%

Virgin Islands PFA, 5.25%, 10/1/20	500	526
Virgin Islands PFA, Hovensa Refinery, 5.875%, 7/1/22 (4)	200	217

Virgin Islands PFA, Hovensa Refinery, 6.125%, 7/1/22 (4)	150	165
		908

Virginia 7.7%

Arlington County, Public Improvement, GO, 5.00%, 5/15/17	800	851
Arlington County IDA, Virginia Hosp. Center, 5.50%, 7/1/13 (Prerefunded 7/1/11) (2)	1,000	1,085
Charles City County IDA, IDRB, Waste Management 6.25%, 4/1/27 (Tender 4/1/12) (4)	250	272
Chesterfield County IDA, Virginia Electric & Power 5.875%, 6/1/17	500	537
Fairfax County, Public Improvement, GO, 5.25%, 4/1/13	1,500	1,624
Fairfax County, Sewer, 5.00%, 7/15/27	1,350	1,400
Greater Richmond Convention Center, 5.00%, 6/15/16 (1)	2,000	2,108
Loudoun County IDA, Falcons Landing, 6.00%, 8/1/24	250	263
Loudoun County IDA, Loudoun Hosp. Center, 6.10%, 6/1/32 (Prerefunded 6/1/12) (2)	500	559
Pocahontas Parkway Assoc., 5.50%, 8/15/28	400	407
Portsmouth, Public Improvement, 5.50%, 6/1/14 (Prerefunded 6/1/08) (2)(3)	580	601
Portsmouth, Public Improvement, GO, 5.50%, 6/1/14 (3)	220	227
Virginia Beach, Public Improvement, GO, 5.00%, 1/15/10	2,200	2,297
Virginia Biotechnology Research Park Auth., 5.25%, 9/1/12	1,000	1,066
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/16	1,600	1,689
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.50%, 9/1/14 (Prerefunded 9/1/10) (2)	1,000	1,070
Virginia Port Auth., 5.50%, 7/1/13 (4)(6)	2,590	2,797
		18,853

Washington 1.3%

King County, GO, 5.25%, 12/1/07	1,500	1,536
Port of Seattle, 5.25%, 7/1/07 (1)(4)	1,000	1,016

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Intermediate Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the six months ended April 30, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $45,260,000 and $19,110,000, respectively, for the six months ended April 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2006.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2005, the fund had $577,000 of unused capital loss carryforwards. As of April 30, 2006, the fund had $338,000 of capital loss carryforwards that expire in fiscal 2008, $114,000 that expire in fiscal 2012, and $125,000 that expire in fiscal 2013.

At April 30, 2006, the cost of investments for federal income tax purposes was $242,996,000. Net unrealized gain aggregated $547,000 at period-end, of which $2,807,000 related to appreciated investments and $2,260,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board reviewed information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered the extent to which economies of scale were being realized by the Manager and whether the fund or other funds benefit from any such economies of scale under the fee levels set forth in the Contract. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and that the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee was above the median for certain groups of comparable funds but at or below the median of other groups of funds. The information also showed that the fund’s expense ratio was generally below the median of comparable funds. (For these purposes, the Board assumed the management fee was equal to the single fee less the fund’s operating expenses.) The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ANNUAL MEETING RESULTS

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 15, 2006